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                                                 EXHIBIT 10.1



                         FIRST AMENDMENT TO CREDIT AGREEMENT

To Each of the Banks Signatory Hereto

Ladies and Gentlemen:

    Reference is hereby made to that certain Credit Agreement dated as of October 8, 1996 (the "CREDIT AGREEMENT"), between the undersigned, Morrison Knudsen Corporation, a Delaware corporation (the "COMPANY"), Bank of Montreal, as agent for the Banks (the "AGENT"), and you (the "BANKS"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

    In connection with one or more proposed assignments pursuant to Section
11.12 of the Credit Agreement, the Company and the Banks have agreed to amend the covenants set forth in Section 8 of the Credit Agreement on the terms and conditions set forth in this First Amendment.

1.  AMENDMENTS.

    Upon your acceptance hereof in the space provided for that purpose below, the Credit Agreement shall be and hereby is amended as follows:

         (a) Section 1.1 of the Credit Agreement shall be amended to include two new definitions which shall read as follows:

              " "FIXED CHARGES" means, with reference to any period, the sum of
         (i) all payments of principal due within 12 calendar months on and after the last day of such period with respect to the current portion of long-term funded debt of the Company and its Subsidiaries (as determined in accordance with GAAP), PLUS (ii) Interest Expense for the period then ended, PLUS (iii) Capital Expenditures of the Company and its Subsidiaries for the period then ended.

              "CAPITAL EXPENDITURES" means, with respect to any Person for any period, the aggregate amount of all expenditures (whether paid in cash or accrued as a liability) by such Person during that


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         period which, in accordance with GAAP, are or should be included as "additions to property, plant or equipment" or similar items reflected on the statement of cash flows of such Person."

         (b) The definition of "REQUIRED BANKS" appearing in Section 1.1 of the Credit Agreement shall be amended and restated to read as follows:

         " "REQUIRED BANKS" shall mean Banks holding 66.7% or more of the outstanding principal amount of the Loans and the credit risks to the Letters of Credit, or, if no Loans or Letters of Credit are outstanding, Banks granting 66.7% or more of the Commitments."

         (c) Section 5.1 of the Credit Agreement shall be amended by deleting the amount "$5,000,000" appearing in clause (vii) therein and inserting the amount "$9,000,000" in lieu thereof.

         (d) Section 8.11 of the Credit Agreement shall be amended by deleting the phrase "Letters of Credit" appearing therein and inserting the phrase "financial letters of credit" in lieu thereof.

         (e) Section 8.16 of the Credit Agreement shall be amended and restated to read as follows:

              "SECTION 8.16.      SALE OF ASSETS.  The Company will not, nor
         will it permit any Restricted Subsidiary to, sell, lease or otherwise dispose of all or any substantial part of its property or assets (including any disposition of property as part of a sale and leaseback transaction, but excluding the leasing of property by WCG Leasing, Inc., a Montana corporation, made in the ordinary course of its business) or in any event sell or discount (whether through factoring, securitization or otherwise), with or without recourse, any of its notes or accounts receivable; PROVIDED, that nothing contained therein shall prohibit (i) sales of inventory in the ordinary course of business; (ii) sales or dispositions of obsolete or worn out tangible property disposed of in the ordinary course of business; (iii) sales of individual items of Collateral or other assets


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         (other than notes or accounts receivable) with a book value of less than (x) $10,000,000 in the aggregate during the fiscal year ending on or about November 30, 1997, and (y) $15,000,000 in the aggregate during any other fiscal year; and (iv) the sale of delinquent notes or accounts receivable in the ordinary course of business for purposes of collection only. In the event the Company sells CF Systems Corporation during the fiscal year ending on or about November 30, 1997, such sale shall not count against the $10,000,000 permitted amount provided for in clause (iii)(x) above for purposes of this
         Section 8.16 or Section 8.19 below. At the request of the Company, so long as no Default or Event of Default then exists or would arise as a result of such disposition, the Agent is hereby authorized and directed to release its lien on any property sold pursuant to the forgoing provisions."

         (f) Section 8 of the Credit Agreement shall be amended by inserting two new Sections at the end thereof which shall read as follows:

              "SECTION 8.25.      MINIMUM EBITDA.  As of the last day of each
         fiscal quarter of the Company, Earnings Before Interest, Taxes, Depreciation and Amortization shall not be less than (a) $10,000,000 as of February 28, 1997, for the fiscal quarter then ended, (b) $15,000,000 as of May 31, 1997, for the fiscal quarter then ended, (c) $15,000,000 as of August 31, 1997, for the fiscal quarter then ended,
         (d) $15,000,000 as of November 30, 1997, for the fiscal quarter then ended, (e) notwithstanding the quarterly tests set forth in clauses
         (a)-(d) above, $60,000,000 as of November 30, 1997, for the four fiscal quarters then ended and (f) $65,000,000 as of the last day of each fiscal quarter ending after November 30, 1997, for the four fiscal quarters then ended.

              SECTION 8.26. FIXED CHARGE COVERAGE RATIO. As of the last day of each fiscal quarter of the Company ending during the periods

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         specified below, the Company shall maintain a ratio of (a) Earnings
         Before Interest, Taxes, Depreciation and Amortization for the four fiscal quarters of the Company then ended to (b) Fixed Charges for the same four fiscal quarters then ended (the "FIXED CHARGE COVERAGE RATIO") of not less than:

                                                      FIXED CHARGE COVERAGE

     FROM AND                TO AND                         RATIO SHALL

     INCLUDING             INCLUDING                      NOT BE LESS THAN

     12/01/96               11/30/97                        1.50 to 1.0

     12/01/97               11/30/98                        1.75 to 1.0

     12/01/98           and at all times                    2.00 to 1.0
                           thereafter

         ; PROVIDED that (i) such ratio shall be computed on February 28, 1997, for the quarter then ended, with Earnings Before Interest, Taxes, Depreciation and Amortization, Interest Expense, and Capital Expenditures each computed by multiplying the actual amount thereof during such period by a fraction, the numerator of which is 365 and the denominator of which is the number of days elapsed since November 30, 1996; on May 31, 1997, for the two quarters then ended, with Earnings Before Interest, Taxes, Depreciation and Amortization, Interest Expense, and Capital Expenditures each computed by multiplying the actual amount thereof during such period by a fraction, the numerator of which is 365 and the denominator of which is the number of days elapsed since November 30, 1996; and on August 31, 1997, for the three


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         quarters then ended, with Earnings Before Interest, Taxes,
         Depreciation and Amortization, Interest Expense, and Capital Expenditures each computed by multiplying the actual amount thereof during such period by a fraction, the numerator of which is 365 and the denominator of which is the number of days elapsed since November 30, 1996. Notwithstanding anything to the contrary set forth above, if as of the last day of any fiscal quarter of the Company, the Company has a Moody's Rating of at least Baa3 or a S & P Rating of at least BBB-, then the Company shall maintain a Fixed Charge Coverage Ratio for the four fiscal quarters of the Company then ended of not less than 1.75 to 1.0."

         (g) Section 11.12 of the Credit Agreement shall be amended by deleting the amount "$2,000" appearing in clause (iii) therein (Assignment Agreement recording and processing fee) and inserting the amount "$3,500" in lieu thereof.

         (h) Section 11.13 of the Credit Agreement shall be amended and restated to read as follows:

         "SECTION 11.13.     WAIVERS, MODIFICATIONS AND AMENDMENTS.  Any
    provision hereof or of any of the other Loan Documents may be amended, modified, waived or released and any Default or Event of Default and its consequences may be rescinded and annulled upon the written consent of the Required Banks; PROVIDED, HOWEVER, that without the consent of all Banks no such amendment, modification or waiver shall (i) increase the amount or extend the terms of any Bank's Commitment, (ii) reduce the interest rate applicable to or extend the maturity of any Loan, fee or other obligation owed to it or reduce the amount of the fees to which it is entitled hereunder, (iii) release any Material Subsidiary from its obligations under the Guaranty (except for releases expressly contemplated by this Agreement), (iv) release any substantial (in value) part of the collateral security afforded by the Collateral


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    Documents (except in connection with a sale or other disposition required to be effected by the provisions hereof or of the Collateral Documents and except for releases of the Agent's lien thereon expressly contemplated by this Agreement) or permit the sale or discount of notes or accounts receivable except as permitted by Section 8.16(iv) hereof, (v) change this
    Section 11.13, or (vi) change the definition of "REQUIRED BANKS" or change the number of Banks required to take any action hereunder or under any of the other Loan Documents; it being understood (x) that waivers or modifications of covenants, Defaults or Events of Default (other than those set forth in Section 9.1(j) and (k) hereof) or of a mandatory reduction in the Commitments or of a mandatory prepayment may be made at the discretion of the Required Banks and shall not constitute an increase of the Commitment of any Bank, and that any resulting increase in the available portion of any Commitment of any Bank shall not constitute an increase in the Commitment of such Bank, and (y) any waiver of applicability of any post-default increase in interest rates may be made at the discretion of the Required Banks. No amendment, modification or waiver of the Agent's or an Issuing Bank's protective provisions shall be effective without the prior written consent of the Agent or the relevant Issuing Bank."

2.  CONDITIONS PRECEDENT.

    The effectiveness of this First Amendment is subject to the satisfaction of all of the following conditions precedent:

         (a) The Company, the Agent and the Banks shall have executed and delivered this First Amendment.

         (b) Legal matters incident to the execution and delivery of this First Amendment shall be satisfactory to the Banks and their counsel.

         (c) Each Material Subsidiary shall have executed and delivered to the Banks its

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    consent to this First Amendment in the form set forth below.

3.  REPRESENTATIONS.

    In order to induce the Banks to execute and deliver this First Amendment, the Company hereby represents to the Banks that as of the date hereof, and after giving effect to this First Amendment, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6.4 shall be deemed to refer to the most recent financial statements of the Company delivered to the Banks) and the Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this First Amendment.

4.  MISCELLANEOUS.

    (a) Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific First Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

    (b) The Company agrees to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this First Amendment, including the fees and expenses of counsel for the Agent.

    (c) This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

       Dated as of January 31, 1997.

                                  MORRISON KNUDSEN CORPORATION


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                                  By    /s/ Douglas L. Brigham
                                     ----------------------------------
                                            Douglas L. Brigham
                                       Its  Vice President and Treasurer


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    Accepted and agreed to as of the date and year last above written.

                             BANK OF MONTREAL, individually and as

                                  Agent

                             By    /s/ J. K. Harche
                                ------------------------------------
                                        J. K. Harche
                                  Its  Director


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                                 GUARANTORS' CONSENT

The undersigned, Morrison Knudsen Corporation, an Ohio corporation, Atascosa Mining Co., Centennial Engineering, Inc., CF Systems Corporation, MK-Ferguson of Oak Ridge Company, WCG Holdings, Inc., Kasler Corporation, Pomeroy Corporation, Washington Contractors Group, Inc., Conda Mining, Inc., Washington Construction Co., Pro Builders, Corp., and WCG Leasing, Inc., heretofore executed and delivered to the Agent and the Banks an Amended and Restated Guaranty Agreement dated as of October 8, 1996, and certain other Loan Documents in connection therewith, and hereby consent to the First Amendment to the Credit Agreement as set forth above and confirm that the Guaranty Agreement, and all other Loan Documents executed by the undersigned, or any one or more of them, and all of the obligations of the undersigned thereunder, remain in full force and effect.

                             MORRISON KNUDSEN CORPORATION,
                             an Ohio corporation

                             By        /s/ Douglas L. Brigham
                                ----------------------------------------
                                  Douglas L. Brigham
                                  Vice President and Treasurer

                             ATASCOSA MINING CO.

                             By        /s/ Douglas L. Brigham
                                ----------------------------------------
                                  Douglas L. Brigham
                                  Vice President and Treasurer

                             CENTENNIAL ENGINEERING, INC.

                             By        /s/ Douglas L. Brigham
                                ----------------------------------------
                                  Douglas L. Brigham
                                  Vice President and Treasurer


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                             CF ENVIRONMENTAL CORPORATION

                             By        /s/ Douglas L. Brigham
                                ----------------------------------------
                                  Douglas L. Brigham
                                  Vice President and Treasurer

                             MK-FERGUSON OF OAK RIDGE COMPANY

                             By        /s/ Douglas L. Brigham
                                ----------------------------------------
                                  Douglas L. Brigham
                                  Vice President and Treasurer

                             WCG HOLDINGS, INC.

                             By        /s/ Jonathan M. Robertson
                                ----------------------------------------
                                  Jonathan M. Robertson
                                  Assistant Secretary

                             KASLER CORPORATION

                             By        /s/ Jonathan M. Robertson
                                ----------------------------------------
                                  Jonathan M. Robertson
                                  Assistant Secretary

                             POMEROY CORPORATION

                             By        /s/ Jonathan M. Robertson
                                ----------------------------------------
                                  Jonathan M. Robertson
                                  Assistant Secretary

                             WASHINGTON CONTRACTORS GROUP, INC.

                             By        /s/ Jonathan M. Robertson
                                ----------------------------------------
                                  Jonathan M. Robertson
                                  Assistant Secretary


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                             CONDA MINING, INC.

                             By        /s/ Jonathan M. Robertson
                                ----------------------------------------
                                  Jonathan M. Robertson
                                  Assistant Secretary

                             WASHINGTON CONSTRUCTION CO.

                             By        /s/ Jonathan M. Robertson
                                ----------------------------------------
                                  Jonathan M. Robertson
                                  Assistant Secretary

                             PRO BUILDERS CORP.

                             By        /s/ Jonathan M. Robertson
                                ----------------------------------------
                                  Jonathan M. Robertson
                                  Assistant Secretary

                             WCG LEASING, INC.

                             By        /s/ Jonathan M. Robertson
                                ----------------------------------------
                                  Jonathan M. Robertson
                                  Assistant Secretary


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